Employee benefit expense	12 Months Ended
Dec. 31, 2022
Classes of employee benefits expense [abstract]
Employee benefit expense	Employee benefit expense
Employee benefit expenses include the following:

(In € thousand)	Year ended December 31,
	2022	2021	2020
Salaries	57,272	47,717	38,515
Social security contributions	(3,035)	35,923	18,555
Share-based compensation expense	(5,215)	14,678	6,328
Training and education	840	603	351
Other employee benefits	1,317	1,091	842
TOTAL EMPLOYEE BENEFIT EXPENSE	51,178	100,012	64,592
The social security contributions included an income of €23.2 million resulting from the release of the provision of employer contribution charges on share-based payment programs due to the reduction in the share price. This provision changed from €26.5 million (2020: €7.4 million) for the year ended December 31, 2021 to €3.3 million for the year ended December 31, 2022.
During 2022, the Group had an average of 778 employees (2021: 722 employees, 2020: 532 employees).